UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

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MIDDLEBURG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A amends and restates Item 5.02 of the Registrant’s Current Report on Form 8-K dated May 18, 2005 in order to specify Mr. Meurlin’s committee assignment on the Registrant’s Board of Directors.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

On May 18, 2005, the Board of Directors of the Registrant elected Keith Wood Meurlin as a new director.  On June 9, 2005, the Board of Directors assigned Mr. Meurlin to serve on its Loan Committee.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On May 18, 2005, the Registrant adopted an amendment to its Bylaws (the “Bylaws”).  The amendment revised Section 2.2 of the Bylaws to increase the size of the Registrant’s Board of Directors from 14 to 15 directors.

The full text of the Bylaws is attached as Exhibit 3.1 to this report.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

3.1

Bylaws of the Registrant (restated in electronic format as of

May 18, 2005)*

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*

Filed previously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION

(Registrant)

Date:  June 13, 2005

By: /s/ Alice P. Frazier

Alice P. Frazier

Executive Vice President and

Chief Operating Officer